MSG ID: 000935-959569
[DESCRIPTION]     THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC. SUPPLEMENT
[TEXT]
          THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

                Supplement dated January 4, 1996
               to the Prospectus dated May 1, 1995


          The Prospectus is amended by substituting the following language for the last paragraph of "Management of the Program -
Advisory and Administration Arrangements" on page 11:

          William Michael Petty is the Portfolio Manager for the Program and is responsible for the day-to-day management of the Program. Mr. Petty has been employed by Merrill Lynch Asset Management L.P., since 1993 as Vice President and was an Assistant Vice President thereof from 1992 to 1993. Prior thereto, he was a Municipal Bond Broker with J.J. Kenny Municipal Bond Brokers from 1990 to 1992.